                                                                    EXHIBIT 10.4

                           WARRANT PURCHASE AGREEMENT

      THIS WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into this __ day of ________, 1999, by and between NEXTRON COMMUNICATIONS, INC., a California corporation ("Nextron") and US WEST DEX HOLDINGS, INC., a Delaware corporation ("Dex").

      WHEREAS, Dex desires to purchase warrants, in the form and under the terms of the Warrant attached hereto as Exhibit A (the "Warrants"), and Nextron is willing to sell such Warrants according to the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the patties agree as follow:

I. Purchase and Sale of Warrants. Nextron shall issue and deliver to Dex Warrants in the form of Exhibit A hereto to purchase the number of shares of Series B Preferred Stock of the Company ("Warrant Shares"). Upon the delivery of the Warrants, Dex shall pay to Nextron $0.01 for each Warrant issued to Dex for an aggregate purchase price of $6,666.67.

II. Representations and Warranties of Nextron. Nextron represents and warrants to Dex as follows:

      2.1 Organization. Nextron is a corporation duly organized and existing in good standing under the laws of the State of California, with full corporate power and authority to own its properties and to carry on its business.

      2.2 Power and Authority. Nextron has all requisite power and authority, corporate or otherwise, to enter into this Agreement and to assume and perform fully its obligations hereunder. The execution and delivery of this Agreement and the performance by Nextron of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of the Nextron. This Agreement is the valid and binding obligation of Nextron, enforceable in accordance with its terms.

      2.3 Consents and Approvals. No filings, authorizations, consents, approvals, exemptions or other action by or notice to any court or administrative or governmental body or third party pursuant to, any law, statute, rule or regulation or any contract, order, judgment or decree to which the Nextron is subject or by which any of its assets are bound are required to be obtained or made by Nextron in connection with the consummation of the transactions contemplated hereby.

      2.4 Conflicts. The execution and delivery of this Agreement and the performance by Nextron of its obligations hereunder do not and will not conflict with or violate any provision of the Articles of Incorporation or Bylaws of Nextron.

III. Representations and Warranties of Dex. Dex represents and warrants to Nextron as follows:

      3.1 Organization. Dex is a corporation duly organized and existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and to carry on its business.

      3.2 Power and Authority. Dex has all requisite power and authority, corporate or otherwise, to enter into this Agreement and to assume and perform fully its obligations hereunder. The execution and delivery of this Agreement and the performance by Dex of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of the Dex. This Agreement is the valid and binding obligation of Dex, enforceable in accordance with its terms.

      3.3 Consents and Approvals. No filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by Dex for the consummation by Dex of the transactions contemplated hereby.

      3.4 Conflicts. The execution and delivery of this Agreement and the performance by Dex of its obligations hereunder do not and will not conflict with or violate any, provision of the Articles of Incorporation or Bylaws of Dex.

IV. Miscellaneous.

      4.1 Transferability. The right to purchase the Warrants may be assigned, transferred or encumbered, in whole or in part, by the Dex to any Affiliate of Dex. For purposes of this Agreement, the term "Affiliate" shall mean, with respect to a person, another person heretofore, now or hereafter, directly or indirectly, through one or more intermediaries, controlled by, under common control with or which controls, the person specified, and shall include the officers, directors, employees and shareholders of the person specified and each Affiliate thereof.

      4.2 Entire Agreement. This Agreement and the exhibits delivered in connection herewith constitute the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties and agreements set forth in this Agreement constitute all of the representations, warranties and agreements of the parties hereto and upon which the parties have relied, and except as specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

      4.3 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

     4.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

     4.5 GOVERNING LAW AND SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING AFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. SHOULD ANY CLAUSE, SECTION OR PART OF THIS AGREEMENT BE HELD OR DECLARED TO BE VOID OR ILLEGAL FOR ANY REASON, ALL OTHER CLAUSES, SECTIONS OR PARTS OF THIS AGREEMENT SHALL NEVERTHELESS CONTINUE IN FULL FORCE AND EFFECT.

     4.6 Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the date and year first above written.


                                       NEXTRON COMMUNICATIONS, INC.,
                                       a California corporation


                                       By: /s/ ROBERT E. JAMES
                                          -------------------------------
                                          Name: Robert E. James
                                          Title: Executive VP Finance &
                                                 Operations

                                       U S WEST DEX HOLDINGS, INC.,
                                       a Delaware corporation


                                       By: /s/ JAMES A. SMITH
                                          -------------------------------
                                          Name: James A. Smith
                                          Title: President/CEO

                                                                       EXHIBIT A

                                 Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                  WARRANT TO PURCHASE SERIES B PREFERRED STOCK
                                       OF
                          NEXTRON COMMUNICATIONS, INC.

      This Warrant (the "Warrant") is issued to U S WEST Dex Holdings, Inc. or its registered assigns ("Holder") by Nextron Communications, Inc., a California corporation (the "Company"), on __________, 1999 (the "Warrant Issue Date") for consideration of stated in the Warrant Purchase Agreement ("Warrant Purchase Agreement") dated of even date herewith, receipt of which is hereby acknowledged.

      1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company six hundred sixty-six thousand six hundred sixty-seven (666,667) shares of Series B Preferred Stock of the Company (the "Warrant Shares" or "Preferred Stock") at the Exercise Price (defined below), subject to adjustment as provided in Section 8 below.

      2. Exercise Price. The exercise price for the Warrant Shares shall be $4.00 per Warrant Share, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

      3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on the earlier of (i) the fifth anniversary of the date hereof, (ii) closing of the sale and issuance of Common Stock of the Company in a firmly underwritten initial public offering, pursuant to an effective registration under the Securities Act of 1933, as amended, with gross proceeds to the Company of at least $10,000,000 (the "Initial Public Offering") or (iii) immediately preceding a Change of Control. The term "Change of Control" shall mean (a) the acquisition of the Company pursuant to a consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation (other than a reincorporation);(ii) the sale of all or substantially all of the assets of the 'company to any other person. In the event of a Change of Control, the Company shall provide the Holder with forty-five (45) days' prior written notice of the event constituting the Change of Control. Further, in the event of a Change of Control whereby (i) the consideration to be received by Holder in the event of Change of Control in respect of the Series B
Preferred Stock exceeds the exercise price of the Warrant, and (ii) Holder has not notified the Company of Holder's intent to exercise the Warrant within the forty-five (45) days' notice provision contained in this Section 3, then, the Warrant shall be deemed automatically exercised as of the closing of the event constituting the Change of Control pursuant to provisions of Section 5 hereof, and the consideration payable in respect of the Warrant Shares shall be delivered to an escrow agent to be designated by Holder.

      4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

            (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

            (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

      5. Net Exercise. In lieu of exercising this Warrant pursuant to Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of Warrant Shares computed using the following formula:

                   Y(A-B)
                   ------
               X =   A

      Where: X = The number of Warrant Shares to be issued to the Holder pursuant to this net exercise;

             Y = The number of Warrant Shares in respect of which the net issue election is made;

             A = The fair market value of one Warrant Share at the time the net issue election is made;

             B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one Warrant Share as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election;
(ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the Initial Public Offering, the value will be the initial "Price to Public" of the number of shares of Common Stock into which each Warrant Share is convertible as specified in the final prospectus with respect to such offering.

      6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty
(30) days of the delivery of the subscription notice.

      7. Issuance of Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

      8. Adjustment of Exercise Price and Kind and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the exercise price shall be subject to adjustment from time to time as follows:

            (a) Subdivisions. Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock,
      (ii) issue additional shares of its Common Stock or other equity securities as a dividend with respect to any shares of its Common Stock, or (iii) declare a cash dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock or cash dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

            (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in Section 8, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

            (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

            (d) Conversion of Preferred Shares. Should all of the Preferred Stock outstanding or any portion there outstanding at any time prior to the expiration of this Warrant be converted into shares of Common Stock, then this Warrant shall immediately be exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall be immediately adjusted to equal to the quotient maintained by dividing (x) the aggregate exercise price of the maximum number of shares of Preferred Stock for which this Warrant was exercisable immediately prior to such conversion by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

            (e) Issuance of New Warrant. Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Holder shall have the right to receive a new warrant reflecting such adjustment upon the Holder tendering this Warrant in exchange. The new warrant shall otherwise have terms identical to this Warrant.

      9. Covenants and Conditions.

            (a) No Impairment. Pursuant to the terms and conditions of this Warrant, Company shall: (i) reserve an appropriate number of shares of Company's Common Stock to facilitate the issuance of Warrant Shares to Holder pursuant to this Warrant, (ii) not amend its articles or take any other action that would materially impair Company's ability to comply with the terms of the Warrant or otherwise unfairly impair the rights of the Holder, and (iii) provide Holder with reasonable notice before Company undertakes any significant corporate action that would have a material impact upon Holder's rights under the Warrant or upon the rights of the holders of Common Stock or Preferred Stock generally.

            (b) Registration Rights. The Company covenants that it will not grant any registration rights to any holder of Preferred Stock of the Company unless it grants equal rights to the Holder. In addition, if no registration rights have been granted to any holder of equity securities upon the consummation by the Company of an initial public offering, then the Company shall grant to the Holder unlimited piggyback registration rights on customary terms and conditions (including the Company's agreement to pay all expenses of such registrations other than underwriting discounts).

      10. Representations and Warranties. Pursuant to the terms and conditions of this Warrant, Company represents and warrants that Company is: (i) properly organized and structured pursuant to all applicable corporate laws of the State of California, (ii) not in violation of any applicable laws, ordinances or contracts, where such violation would have a material adverse effect on Holder's rights under this Warrant, and (iii) under the belief that all financial statements or other material representations made to Holder are complete and accurate.

      11. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

      12. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Preferred Stock issuable on the exercise hereof, including (without limitation) the right to vote such shares of Preferred Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant.

      13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

      14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any shares of Preferred Stock purchased under this Warrant at the time outstanding (including securities into which such shares have been converted), each future holder of all such shares, and the Company.

      15. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

      16. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

      17. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

      18. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

      IN WITNESS WHEREOF, Nextron Communications, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.


                                      NEXTRON COMMUNICATIONS, INC.

                                      By: /s/ ROBERT E. JAMES
                                         ---------------------------------------
                                      Name: Robert E. James
                                           -------------------------------------
                                      Address: 6830 Via Del Oro #240
                                              ----------------------------------
                                       San Jose, CA 95119
                                      ------------------------------------------
                                      Fax Number: 408-574-0222
                                                 -------------------------------

                               NOTICE OF EXERCISE

To:_____________

      The undersigned hereby elects to [check applicable subsection]:

   ________ (a) Purchase _________ shares of Series B Preferred Stock of Nextron
            Communications, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

      OR

   ________ (b) Exercise the attached Warrant for [all of the shares] [________ of the Shares] [cross out inapplicable phrase] of Series B Preferred Stock of Nextron Communications, Inc. purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

      The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                      WARRANTHOLDER:

                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                          [NAME]

                                      Address:
                                              ----------------------------------

                                      ------------------------------------------

                                      ------------------------------------------
Date:
     ---------------


Name in which shares should be registered:
                                          ------------------